STOCK SUBSCRIPTION AGREEMENT

The undersigned hereby agrees to subscribe for shares of Common Stock, $0.0001 par value (“Common Stock”), in SW China Imports, Inc. (“Company”).  The purchase price is fixed at one-cent (US$0.01) per share of Common Stock.  In subscribing to these shares, the undersigned hereby acknowledges and agrees to the following:

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I and/or my attorney have had the opportunity to review the Offering Prospectus and Registration Statement on Securities and Exchange Commission (SEC) Form S-1;

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I understand that there is currently no market for the shares of Common Stock and that a market may never develop for the shares of Common Stock;

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Unless a market for the shares of Common Stock develops, I may only resell my subscribed shares of Common Stock at a price of one-cent (US$0.01);

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I understand that there is a high degree of risk in subscribing to the shares of Common Stock and that I may lose my entire investment in the Company;

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My shares of Common Stock shall be duly issued and non-assessable upon making payment in full to the Company.  Accepted payment methods include wire transfer, certified funds, or check.  The full amount due to the Company shall be the number of shares subscribed times the purchase price of one-cent (US$0.01) per share (shares subscribed X $0.01 = purchase price); and

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The Company retains the right to accept or reject my subscription in whole or in part, for any reason or for no reason.  Subscriptions for securities will be accepted or rejected within two (2) business days after received by the Company.

(Please Type or Print Clearly)

Number of Shares Subscribed:

Registered Name of Stockholder:

Registered Address of Record:

Social Security Number:

______________________________________

Signature of Subscriber

Accepted on the _____

 of _________

, 2011 by:

______________________________________

Authorized Officer Signature